                                                           EXHIBIT (6)(a)(8)(ii)

                                     FORM OF

                                  SCHEDULE A-2

                         EATON VANCE MUTUAL FUNDS TRUST
                             DISTRIBUTION AGREEMENT
                            EFFECTIVE: MARCH 2, 1998


                                     Sales Commissions on
Name of Fund Adopting this Plan         Class B Shares          Prior Agreements
-------------------------------      ---------------------      ----------------

Eaton Vance Tax-Managed                      5%                       N/A
  International Growth Fund